SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): February 3, 2004



                                 TRANSOCEAN INC.
             (Exact name of registrant as specified in its charter)


        CAYMAN ISLANDS                333-75899                 66-0587307
  (State or other jurisdiction       (Commission            (I.R.S. Employer
      of incorporation or            File Number)          Identification No.)
        organization)



                4 GREENWAY PLAZA
                 HOUSTON, TEXAS                         77046
            (Address of principal executive           (Zip Code)
                    offices)

       Registrant's telephone number, including area code: (713) 232-7500


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ITEM  12.  Results  of  Operations  and  Financial  Condition.

The following information is furnished under Item 12 of Form 8-K (Results of Operations and Financial Condition) in accordance with Securities and Exchange Commission Release No. 33-8216.

Our press release dated February 3, 2004, concerning fourth quarter and full year 2003 financial results, furnished as Exhibit 99.1 to this report, is incorporated by reference herein. The press release contains certain measures (discussed below) which may be deemed "non-GAAP financial measures" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended.

In the attached press release, we discuss net income, excluding the impact of a Nigeria benefit plan charge, on a total and per share basis for the quarter ended December 31, 2003. We also discuss net income, excluding the impact of a goodwill impairment charge and an impairment loss on long-lived assets, on a total and per share basis for the quarter ended December 31, 2002. In addition, we discuss net income, excluding the impact of the restructuring of benefit plans in Nigeria, costs related to the planned initial public offering of our Gulf of Mexico Shallow and Inland Water business segment, asset impairment charges, debt retirement loss and the favorable resolution of a non-U.S. income tax liability, on a total and per share basis for the twelve months ended December 31, 2003. We also discuss net income, excluding the impact of charges relating to goodwill impairment, the impairment of long-lived assets and the favorable resolution of a non-U.S. income tax liability, on a total and per share basis for the twelve months ended December 31, 2002. This information is provided because management believes exclusion of these items will help investors compare results between periods and identify operating trends that could otherwise be masked by these items. The most directly comparable GAAP financial measure, net loss (income), and information reconciling the GAAP and non-GAAP measures are included in the press release.

In the press release, we also discuss field operating income for each of our business segments for the quarters ended December 31 and September 30, 2003 and the quarter ended December 31, 2002. Management believes field operating income is a useful measure of the operating results of a particular segment since the measure only deducts expenses directly related to a segment's operations from that segment's revenues. The most directly comparable GAAP financial measure, operating income before general and administrative expenses, and information reconciling the GAAP and non-GAAP measures are included in the press release.

The information furnished pursuant to this Item 12, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor will it be incorporated by reference into any registration statement filed by Transocean Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Transocean Inc. that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Transocean Inc.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANSOCEAN INC.

Date:  February  3,  2004             By: /s/ Eric B. Brown
                                          --------------------------------
                                          Eric B. Brown
                                          Senior Vice President,
                                          General Counsel and
                                          Corporate Secretary

                                INDEX TO EXHIBITS

          The  following  exhibit  is  furnished  pursuant  to  Item  12:


Exhibit Number     Description
--------------     -----------
     99.1          Transocean  Inc.  Press  Release Reporting Fourth Quarter
                   and Full Year 2003  Financial  Results.


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